EXHIBIT 24


                           NAVARRE-500 BUILDING ASSOCIATES

                                   FILE NO. 0-2673

                                  POWER OF ATTORNEY


                   We, the undersigned general partners of Navarre-500

         Building Associates ("Associates"), hereby severally constitute and appoint Stanley Katzman and Richard A. Shapiro and each of them, individually, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names and in the capacities indicated below on behalf of Associates, any and all reports or other statements required to be filed with the

         Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934.

              Signature              Title                    Date


         /s/Peter L. Malkin
            Peter L. Malkin          General Partner        August 6, 1996


         /s/Thomas N. Keltner, Jr.
            Thomas N. Keltner, Jr.   General Partner        May 14, 1998






         STATE OF NEW YORK   )
                             : ss.:
         COUNTY OF NEW YORK  )


                   On the 6th day of April, 1996 before me personally came

         PETER L. MALKIN, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.



                                     /s/ Notary Public
                                         NOTARY PUBLIC













































         STATE OF NEW YORK   )
                             : ss.:
         COUNTY OF NEW YORK  )


                   On the 14th day of May, 1998 before me personally came

         THOMAS N. KELTNER, JR., to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.



                                     /s/ Notary Public
                                         NOTARY PUBLIC





































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